UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2014
1347 PROPERTY INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36366 (Commission File Number)	46-1119100 (IRS Employer Identification No.)
1511 N. Westshore Blvd., Suite 870, Tampa, Fl 33607
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, Including Area Code: (855)-862-0436
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
m Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
m Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
m Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
m Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2014, 1347 Property Insurance Holdings, Inc. (the “Company”) issued a press release regarding its financial results for the first quarter ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Form 8-K provided under Items 2.02, including Exhibit 99.1 attached hereto, is being furnished to, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Exhibit Description
99.1	Press Release titled "1347 Property Insurance Holdings, Inc. Announces 2014 First Quarter Financial Results"

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1347 PROPERTY INSURANCE HOLDINGS, INC.

May 15, 2014	By:	/s/ Douglas N. Raucy
Douglas N. Raucy
President, Chief Executive Officer, and Director

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release titled "1347 Property Insurance Holdings, Inc. Announces 2014 First Quarter Financial Results"